--------------------------------------------------------------------------------
                                                                 LARGE CAP VALUE
--------------------------------------------------------------------------------

Alliance Growth &
Income Fund

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report provides the performance and market activity of Alliance Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objectives and Policies

This open-ended fund seeks capital appreciation. The Fund invests principally in a diversified portfolio of dividend-paying common stocks of good quality, and may also invest in other types of securities, including bonds, convertible bonds, preferred stocks, and fixed-income securities. We manage the Fund with an eye toward maintaining a defensive dividend yield and price-to-earnings (P/E) ratio, a fully invested posture and a high degree of sector and industry diversification.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Stock Index, as well as the Lipper Multi-Cap Value Funds Average for the six- and 12- month periods ended October 31, 2000.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Growth
& Income Fund
   Class A                                                    9.37%       16.76%
--------------------------------------------------------------------------------
   Class B                                                    9.17%       15.93%
--------------------------------------------------------------------------------
   Class C                                                    9.17%       15.91%
--------------------------------------------------------------------------------
Russell 1000
Value Index                                                   6.57%        5.52%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                  -1.03%        6.08%
--------------------------------------------------------------------------------
Lipper Multi-Cap
Value Funds
Average                                                       6.59%       11.03%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with that class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lipper Multi-Cap Value Funds Average reflects the performance of 559 funds for the six-month period and 513 funds for the 12-month period ended October 31, 2000. These funds have generally similar investment objectives to Alliance Growth & Income Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.

      Additional investment results appear on pages 5-8.

The Fund outperformed both of its benchmarks over the past six- and 12-month periods ended October 31, 2000. Strong relative performance was driven in large part by the outsized returns generated from some of our largest holdings. As the market's tolerance for risky assets moderated throughout the calendar year, conservative investments in well-managed, stable businesses benefited. Orphaned last year as investors and traders bid up the valuations of high growth technology companies, our disciplined value investment process identified many of this year's winners as undervalued. As you know, our process mandates that we respond to shifts in market risk and opportunity perceived by our valuation framework. The consistent implementation of our process, resulting in an attractively valued portfolio with favorable growth prospects, is largely responsible for our strong performance this year.

Investment Discussion and Activity

Though market sentiment has been understandably fragile this year, given confusing geopolitical and economic crosscurrents, the Fund's returns through October were quite satisfactory. It appears that the combination of the Federal Reserve's hostile interest rate policy, political unrest in the Middle East, and recent disappointing U.S. company profit performance conspired to undermine investor and consumer confidence. A tight domestic labor market and fears of a global oil shortage contributed to heightened investor concern about inflation, the


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH & INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

nemesis of financial asset performance. Consequently, U.S. inflation has been under the microscope, particularly with the recent revelation that higher energy prices pushed producer prices up by 0.9% month-over-month in September, the second biggest monthly increase in 10 years. The year-over-year increase of 3.3%, however, was a full percentage point below the March and June peaks. While no one can predict with certainty the outcome of events in the Middle East, the Federal Reserve's preemptive assault on inflation appears to be achieving its desired effect as recent evidence suggests a more moderate level of U.S. economic activity and lessened inflation risk.

Against the backdrop of these concerns, more conservative investment strategies again captured the fancy of investors. We take great comfort in the notion that the laws of financial gravity have not been repealed. Following two years of extraordinary valuation inflation in the highest risk segments of the equity market, the momentum bubble popped in early spring. Through October, "new paradigm" investors and pundits were salvaged as corrective forces began exerting tremendous downward pressure on the speculative valuations that had become the norm of the past few years. As the pattern of history has been many times over, high valuations are representative of high expectations, which are, oftentimes, impossible to achieve.

The Fund's performance benefited from the market's heightened sensitivity to risk, subsequent rotation into more conservatively valued investments, and good stock selection. Areas where we have enjoyed particularly good success this year include stable demand companies like Pepsi Bottling, Tenet Healthcare, and Avon Products. Our stock model's proclivity to identify good business at cheap prices has been the right recipe for success in this unstable market.

Market Outlook

The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to be achieving its desired intent. Although output growth for the third quarter likely slowed to 3% from the second quarter's 5.6%, we believe that domestic demand actually accelerated. A positive growth "surprise" in the fourth quarter cannot be ruled out, but, looking ahead to 2001, we see U.S. growth downshifting into the 3%-4% range.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 3

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]         John D. Carifa

[PHOTO OMITTED]         Paul C. Rissman

[PHOTO OMITTED]         Frank Caruso

Portfolio Managers, Paul Rissman and Frank Caruso, have over 25 years combined investment experience.

Thank you for your continued interest and investment in Alliance Growth & Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank Caruso

Frank Caruso
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH & INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/90 TO 10/31/00

   [The following was depicted as a mountain chart in the printed material.]

                              <PLOT POINTS TO COME>

S&P 500 Stock Index:                      $58,993

Russell 1000 Value Stock Index:           $53,805

Alliance Growth & Income Fund Class A:    $49,896

Lipper Multi-Cap Value Funds Average:     $45,774


This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth & Income Fund Class A shares (from 10/31/90 to 10/31/00) as compared to the performance of appropriate broad-based indices and the Lipper Multi-Cap Value Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Lipper Multi-Cap Value Funds Average reflects performance of 96 funds (based on the number of funds in the average from 10/31/90 to 10/31/00). These funds have generally similar investment objectives to Alliance Growth & Income Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Growth & Income Fund to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [BAR CHART OMITTED]

            Alliance Growth & Income Fund-Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                  Alliance Growth &                Russell 1000
                                     Income Fund                    Value Index
--------------------------------------------------------------------------------
       10/31/91                         31.03%                        32.89%
       10/31/92                          7.23%                        10.67%
       10/31/93                         14.98%                        25.16%
       10/31/94                         -0.67%                         0.77%
       10/31/95                         24.21%                        24.68%
       10/31/96                         21.51%                        23.74%
       10/31/97                         33.28%                        33.19%
       10/31/98                         14.70%                        14.83%
       10/31/99                         20.48%                        16.52%
       10/31/00                         16.76%                         5.52%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with these classes.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH & INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $5,707.0
7/1/32                  Median Market Capitalization ($mil): $21,493
Class B Shares
2/8/91
Class C Shares
5/3/93

SECTOR BREAKDOWN                    [PIE CHART OMITTED]
   20.42% Finance
   12.40% Technology
   12.30% Consumer Staples
   11.65% Consumer Services
    8.89% Utilities
    8.87% Energy
    6.31% Healthcare
    4.98% Short-Term
    4.68% Multi-Industry Companies
    3.86% Basic Industry
    3.26% Capital Goods
    1.62% Consumer Manufacturing
    0.76% Transportation

HOLDING TYPE                        [PIE CHART OMITTED]
   95.02% Equity
    4.98% Short-Term Securities

All data as of October 31, 2000. The Fund's sector breakdown and holding type may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year           16.76%                      11.92%
                       5 Years           21.18%                      20.14%
                      10 Years           17.94%                      17.44%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year           15.93%                      11.93%
                       5 Years           20.36%                      20.36%
               Since Inception*(a)       15.34%                      15.34%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year           15.91%                      14.91%
                       5 Years           20.26%                      20.26%
               Since Inception*          17.23%                      17.23%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (SEPTEMBER 30, 2000)

                                 Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
                  1 Year          14.78%               14.86%             18.14%
                 5 Years          19.49%               19.55%             19.52%
                10 Years          17.06%                 n/a                n/a
         Since Inception*         11.10%               15.25%(a)          17.14%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 7/1/32, Class A; 2/8/91, Class B; 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a:  not applicable


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Tyco International, Ltd.                        $  259,912,188              4.6%
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                             188,684,275              3.3
--------------------------------------------------------------------------------
United Technologies Corp.                          185,505,775              3.2
--------------------------------------------------------------------------------
Kroger Co.                                         184,380,750              3.2
--------------------------------------------------------------------------------
Household International, Inc.                      181,125,000              3.2
--------------------------------------------------------------------------------
The Pepsi Bottling Group, Inc.                     166,200,000              2.9
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl.A                163,977,412              2.9
--------------------------------------------------------------------------------
First Data Corp.                                   163,407,500              2.9
--------------------------------------------------------------------------------
AT&T Corp.                                         160,821,961              2.8
--------------------------------------------------------------------------------
Chase Manhattan Corp.                              154,768,250              2.7
--------------------------------------------------------------------------------
                                                $1,808,783,111             31.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000
                                                --------------------------------
                                                            Shares*
                                                --------------------------------
Purchases                                          Bought     Holdings 10/31/00
--------------------------------------------------------------------------------
AT&T Corp.                                      5,978,795             6,935,718
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp. Cl.A             3,200,000             3,200,000
--------------------------------------------------------------------------------
Bank One Corp.                                  3,230,000             3,230,000
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                              2,040,000             2,979,720
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group          1,910,000             1,910,000
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                              3,300,000             3,300,000
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                               1,750,000             1,750,000
--------------------------------------------------------------------------------
Micron Technology, Inc.                         1,588,100             1,588,100
--------------------------------------------------------------------------------
Sprint Corp.(Fon Group)                         1,100,000             1,455,000
--------------------------------------------------------------------------------
Tyco International, Ltd.                        1,260,000             4,585,000
--------------------------------------------------------------------------------

Sales                                                Sold     Holdings 10/31/00
--------------------------------------------------------------------------------
Citigroup, Inc.                                   785,250               669,000
--------------------------------------------------------------------------------
Honeywell International, Inc.                   3,214,125                    -0-
--------------------------------------------------------------------------------
MediaOne Group, Inc.                              897,600                    -0-
--------------------------------------------------------------------------------
Motorola, Inc.                                    480,000                    -0-
--------------------------------------------------------------------------------
Sanmina Corp.                                     590,000               703,800
--------------------------------------------------------------------------------
Schering-Plough Corp.                           1,425,000             1,800,000
--------------------------------------------------------------------------------
Shell Transport & Trading Co. (ADR)             1,100,000                    -0-
--------------------------------------------------------------------------------
The Pepsi Bottling Group, Inc.                  1,440,000             4,800,000
--------------------------------------------------------------------------------
Total, SA (ADR)                                   600,000                    -0-
--------------------------------------------------------------------------------
Warner-Lambert Co.                                440,000                    -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and stock splits.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                               Shares               Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-94.6%

Finance-20.3%
Banking-Money Center-4.2%
Chase Manhattan Corp. ........................     3,401,500      $  154,768,250
Citigroup, Inc. ..............................       669,000          35,206,125
Morgan J.P. & Co., Inc. ......................       303,000          50,146,500
                                                                  --------------
                                                                     240,120,875
                                                                  --------------
Banking-Regional-5.1%
Bank of America Corp. ........................     3,185,000         153,079,062
Bank One Corp. ...............................     3,230,000         117,895,000
FleetBoston Financial Corp. ..................       600,000          22,800,000
                                                                  --------------
                                                                     293,774,062
                                                                  --------------
Insurance-2.2%
AFLAC, Inc. ..................................       970,000          70,870,625
PMI Group, Inc. ..............................       528,820          39,066,578
The Hartford Financial Services Group, Inc. ..       220,000          16,376,250
                                                                  --------------
                                                                     126,313,453
                                                                  --------------
Real Estate-1.2%
AvalonBay Communities, Inc. ..................       299,957          13,779,275
Crescent Real Estate Equities, Inc. ..........       168,700           3,395,088
Equity Office Properties Trust................       907,700          27,344,462
MeriStar Hospitality Corp. ...................       600,000          11,475,000
ProLogis Trust................................       400,000           8,400,000
Public Storage, Inc. .........................       205,600           4,626,000
Regency Realty Corp...........................        19,200             432,000
                                                                  --------------
                                                                      69,451,825
                                                                  --------------
Miscellaneous-7.6%
Associates First Capital Corp. Cl.A...........     4,416,900         163,977,412
Household International, Inc. ................     3,600,000         181,125,000
MBNA Corp. ...................................       765,000          28,735,313
MGIC Investment Corp. ........................       455,000          30,996,875
The CIT Group, Inc. Cl.A......................     1,497,390          26,110,738
                                                                  --------------
                                                                     430,945,338
                                                                  --------------
                                                                   1,160,605,553
Technology-12.3%
Computer Hardware-2.2%
Compaq Computer Corp. ........................     1,365,600          41,527,896
Gateway, Inc.(a)..............................     1,636,000          84,433,960
                                                                  --------------
                                                                     125,961,856
                                                                  --------------
Computer Services-4.3%
Computer Sciences Corp.(a)....................       488,000          30,744,000
Electronic Data Systems Corp. ................     1,100,300          51,645,331
First Data Corp. .............................     3,260,000         163,407,500
                                                                  --------------
                                                                     245,796,831
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Contract Manufacturing-2.1%
Sanmina Corp.(a)..............................       703,800      $   80,453,138
Solectron Corp.(a)............................       938,100          41,276,400
                                                                  --------------
                                                                     121,729,538
                                                                  --------------
Semi-Conductor Capital Equipment-1.0%
Applied Materials, Inc.(a)....................     1,070,000          56,843,750
                                                                  --------------
Semi-Conductor Components-2.7%
Altera Corp.(a)...............................     2,079,900          85,145,906
Fairchild Semiconductor Int'l. Cl.A(a)........       662,100          13,945,481
Micron Technology, Inc.(a)....................     1,588,100          55,186,475
                                                                  --------------
                                                                     154,277,862
                                                                  --------------
                                                                     704,609,837
                                                                  --------------
Consumer Staples-12.3%
Beverages-2.9%
The Pepsi Bottling Group, Inc. ...............     4,800,000         166,200,000
                                                                  --------------

Cosmetics-2.0%
Avon Products, Inc. ..........................     2,380,000         115,430,000
                                                                  --------------
Food-1.0%
Nabisco Group Holdings Corp. .................     1,933,900          55,841,363
                                                                  --------------
Household Products-1.2%
Colgate-Palmolive Co. ........................     1,150,000          67,574,000
                                                                  --------------
Retail-Food & Drug-3.3%
Kroger Co.(a).................................     8,172,000         184,380,750
                                                                  --------------
Tobacco-1.9%
Philip Morris Cos., Inc. .....................     2,997,250         109,774,281
                                                                  --------------
                                                                     699,200,394
                                                                  --------------
Consumer Services-11.6%
Airlines-1.3%
Continental Airlines, Inc. Cl.B(a)............     1,435,000          75,337,500
                                                                  --------------
Broadcasting & Cable-4.4%
A.H. Belo Corp. Series A......................       988,700          18,970,681
AT&T Corp.-Liberty Media Corp. CI.A(a)........     3,200,000          57,600,000
Clear Channel Communications, Inc.(a).........       717,000          43,064,813
Comcast Corp. Cl.A(a).........................     3,300,000         134,475,000
                                                                  --------------
                                                                     254,110,494
                                                                  --------------
Entertainment & Leisure-1.1%
Royal Caribbean Cruises, Ltd. 7.25%
   preferred stock Series A...................     2,303,500          51,828,750
Walt Disney Co. ..............................       304,100          10,890,581
                                                                  --------------
                                                                      62,719,331
                                                                  --------------


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Gaming-0.1%
Park Place Entertainment Corp.(a).............       301,800      $    3,847,950
                                                                  --------------
Printing & Publishing-0.9%
Gannett Co., Inc. ............................       893,000          51,794,000
                                                                  --------------
Retail-General Merchandise-3.2%
Circuit City Stores-Circuit City Group........     1,910,000          25,307,500
Lowe's Cos., Inc. ............................     1,750,000          79,953,125
Saks, Inc.(a).................................     1,589,900          16,197,106
The Limited, Inc. ............................     2,323,200          58,660,800
                                                                  --------------
                                                                     180,118,531
                                                                  --------------
Toys-0.6%
Mattel, Inc. .................................     2,650,000          34,284,375
                                                                  --------------
                                                                     662,212,181
                                                                  --------------
Utilities-8.8%
Electric & Gas Utility-2.6%
CMS Energy Corp. .............................       620,000          16,740,000
Duke Power Energy Corp. ......................       630,000          54,455,625
FPL Group, Inc. ..............................       918,000          60,588,000
Pinnacle West Capital Corp. ..................       415,000          18,026,562
                                                                  --------------
                                                                     149,810,187
                                                                  --------------
Telephone Utility-5.6%
AT&T Corp. ...................................     6,935,718         160,821,961
BellSouth Corp. ..............................     1,560,000          75,367,500
Sprint Corp.(Fon Group).......................     1,455,000          37,102,500
WorldCom, Inc.(a).............................     1,940,925          46,096,969
                                                                  --------------
                                                                     319,388,930
                                                                  --------------
Miscellaneous-0.6%
AES Corp.(a)..................................       632,600          35,741,900
                                                                  --------------
                                                                     504,941,017
                                                                  --------------
Energy-8.8%
Domestic Integrated-2.7%
Kerr-McGee Corp. .............................       999,000          65,247,187
USX-Marathon Group............................     3,370,000          91,621,875
                                                                  --------------
                                                                     156,869,062
                                                                  --------------
Domestic Producers-0.3%
Murphy Oil Corp. .............................       306,500          17,757,844
                                                                  --------------
International-2.8%
BP Amoco Plc (ADR) (United Kingdom)...........     2,979,720         151,779,487
Repsol SA (ADR) (Spain).......................       371,400           5,919,188
                                                                  --------------
                                                                     157,698,675
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Oil Service-0.9%
Noble Drilling Corp.(a).......................     1,184,400      $   49,226,625
                                                                  --------------
Miscellaneous-2.1%
Dynegy, Inc. .................................     2,645,400         122,515,088
                                                                  --------------
                                                                     504,067,294
                                                                  --------------
Health Care-6.3%
Drugs-1.6%
Schering-Plough Corp. ........................     1,800,000          93,037,500
                                                                  --------------
Medical Products-1.4%
Abbott Laboratories...........................     1,450,000          76,578,125
                                                                  --------------
Medical Services-3.3%
Tenet Healthcare Corp. .......................     4,799,600         188,684,275
                                                                  --------------
                                                                     358,299,900
                                                                  --------------
Multi-Industry Companies-4.7%
Tyco International, Ltd. .....................     4,585,000         259,912,188
U.S. Industries, Inc. ........................       700,000           6,212,500
                                                                  --------------
                                                                     266,124,688
                                                                  --------------
Basic Industry-3.8%
Chemicals-3.0%
Dow Chemical Co. .............................     2,070,000          63,393,750
Eastman Chemical Co. .........................       520,000          22,295,000
Lyondell Chemical Co. ........................     4,540,000          65,262,500
Solutia, Inc. ................................     1,780,000          22,695,000
                                                                  --------------
                                                                     173,646,250
                                                                  --------------
Mining & Metals-0.8%
Alcoa, Inc. ..................................     1,600,000          45,900,000
                                                                  --------------
                                                                     219,546,250
                                                                  --------------
Capital Goods-3.3%
Miscellaneous-3.3%
United Technologies Corp. ....................     2,657,200         185,505,775
                                                                  --------------
Consumer Manufacturing-1.6%
Auto & Related-0.5%
Delphi Automotive Systems Corp. ..............     1,669,000          26,182,437
                                                                  --------------
Building & Related-1.1%
Masco Corp. ..................................     3,516,500          65,714,594
                                                                  --------------
                                                                      91,897,031
                                                                  --------------


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)               Value
--------------------------------------------------------------------------------

Transportation-0.8%
Railroad-0.8%
Burlington Northern Santa Fe Corp. ...........       870,000      $   23,109,375
Union Pacific Capital Trust
   6.25%, 4/01/28,
   Convertible preferred stock(a)(b)..........       444,000          20,091,000
                                                                  --------------
                                                                      43,200,375
                                                                  --------------
Total Common & Preferred Stocks
   (cost $4,713,113,438)......................                     5,400,210,295
                                                                  --------------
SHORT-TERM INVESTMENT-5.0%

Time Deposit-5.0%
State Street Euro Dollar
   6.00%, 11/01/00
   (amortized cost $282,805,000)..............      $282,805         282,805,000
                                                                  --------------
Total Investments-99.6%
   (cost $4,995,918,438)......................                     5,683,015,295
Other assets less liabilities-0.4%............                        23,943,105
                                                                  --------------

Net Assets-100%...............................                    $5,706,958,400
                                                                  ==============

(a)   Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, this security amounted to $20,091,000 or 0.4% of net assets.
      Glossary:
      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH & INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $4,995,918,438) ....    $5,683,015,295
Cash .........................................................               167
Receivable for capital stock sold ............................        37,956,613
Receivable for investment securities sold ....................        15,045,452
Dividends and interest receivable ............................         3,148,787
                                                                  --------------
Total assets .................................................     5,739,166,314
                                                                  --------------
Liabilities
Payable for investment securities purchased ..................        19,814,975
Payable for capital stock redeemed ...........................         8,217,793
Advisory fee payable .........................................         2,085,984
Distribution fee payable .....................................           821,336
Accrued expenses and other liabilities .......................         1,267,826
                                                                  --------------
Total liabilities ............................................        32,207,914
                                                                  --------------
Net Assets ...................................................    $5,706,958,400
                                                                  ==============
Composition of Net Assets
Capital stock, at par ........................................    $   14,122,353
Additional paid-in capital ...................................     4,668,417,807
Accumulated net realized gain on investments and
   foreign currency transactions .............................       337,321,383
Net unrealized appreciation of investments ...................       687,096,857
                                                                  --------------
                                                                  $5,706,958,400
                                                                  ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,128,381,280 / 522,410,769 shares of capital stock
   issued and outstanding) ...................................             $4.07
Sales charge--4.25% of public offering price .................               .18
                                                                           -----
Maximum offering price .......................................             $4.25
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($2,567,250,370 / 639,090,763 shares of capital stock
   issued and outstanding) ...................................             $4.02
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($825,572,288 / 205,244,251 shares of capital stock
   issued and outstanding) ......................................          $4.02
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($185,754,462 / 45,489,532 shares of capital stock
   issued and outstanding) ......................................          $4.08
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $337,821) .....................     $ 71,294,987
Interest .....................................       14,068,749     $ 85,363,736
                                                   ------------
Expenses
Advisory fee .................................       21,015,784
Distribution fee - Class A ...................        4,490,527
Distribution fee - Class B ...................       21,137,525
Distribution fee - Class C ...................        6,346,253
Transfer agency ..............................        7,152,680
Printing .....................................          652,657
Registration .................................          568,129
Custodian ....................................          388,596
Administrative ...............................          133,000
Audit and legal ..............................          110,722
Directors' fees ..............................           29,500
Miscellaneous ................................          129,215
                                                   ------------
Total expenses ...............................                        62,154,588
                                                                    ------------
Net investment income ........................                        23,209,148
                                                                    ------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investments and
   foreign currency transactions .............                       352,235,620
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ..............                       332,086,072
                                                                    ------------
Net gain on investments ......................                       684,321,692
                                                                    ------------
Net Increase in Net Assets
   from Operations ...........................                      $707,530,840
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH & INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended        Year Ended
                                                    October 31,       October 31,
                                                       2000              1999
                                                  ==============    ==============
Increase in Net Assets
from Operations
Net investment income .........................   $   23,209,148    $   12,924,582
Net realized gain on investments and
   foreign currency transactions ..............      352,235,620       192,308,395
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ...............      332,086,072       178,150,302
                                                  --------------    --------------
Net increase in net assets from operations ....      707,530,840       383,383,279
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ....................................      (18,495,434)      (10,978,013)
   Class B ....................................       (9,079,593)       (1,193,038)
   Class C ....................................       (2,716,235)         (340,026)
   Advisor Class ..............................       (1,072,598)         (413,505)
Distribution in excess of net investment income
   Class A ....................................               -0-       (2,635,795)
   Class B ....................................               -0-       (4,325,312)
   Class C ....................................               -0-       (1,051,612)
   Advisor Class ..............................               -0-          (68,102)
Net realized gain on investments
   Class A ....................................      (71,182,289)     (101,835,187)
   Class B ....................................      (89,586,700)      (83,069,507)
   Class C ....................................      (25,544,119)      (18,905,921)
   Advisor Class ..............................       (1,994,261)       (2,466,651)
Capital Stock Transactions
Net increase ..................................    1,315,255,591     1,768,774,181
                                                  --------------    --------------
Total increase ................................    1,803,115,202     1,924,874,791
Net Assets
Beginning of period ...........................    3,903,843,198     1,978,968,407
                                                  --------------    --------------
End of period .................................   $5,706,958,400    $3,903,843,198
                                                  ==============    ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a distribution reclassification, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. Subsequent to the Fund's fiscal year end, the Fund's shareholders approved an amendment to the advisory fee (see Note G).

Pursuant to the advisory agreement, the Fund paid $133,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

compensation amounted to $4,694,806 for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $301,724 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $929,096 from the sale of Class A shares and $51,247, $4,647,768 and $324,165 contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

Brokerage commissions paid on investment transactions for the year ended October 31, 2000 amounted to $8,052,193, of which $1,183,776 was paid to Donaldson, Lufkin & Jenrette ("DLJ"), and none was paid to brokers utilizing the services of the Pershing Division of DLJ, each an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $72,427,539 and $5,769,939 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,374,035,602 and $2,320,558,163, respectively, for the year ended October 31, 2000. There were no purchases and sales of U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

was 5,007,142,258. Accordingly, gross unrealized appreciation of investments was $1,022,115,791 and gross unrealized depreciation of investments was $346,242,754 resulting in net unrealized appreciation of $675,873,037.

1. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended October 31, 2000, the Fund did not engage in any option transactions.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class con-


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ----------------------------------    ----------------------------------
                                   Shares                                Amount
                     ----------------------------------    ----------------------------------
                          Year Ended         Year Ended         Year Ended         Year Ended
                         October 31,        October 31,        October 31,        October 31,
                                2000               1999               2000               1999
                     ------------------------------------------------------------------------
Class A
Shares sold              487,064,653        266,731,095    $ 1,829,910,853    $   985,863,971
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          22,255,971         29,166,983         77,405,766         95,788,917
---------------------------------------------------------------------------------------------
Shares converted
   from Class B            9,239,245          8,428,713         34,148,405         30,944,166
---------------------------------------------------------------------------------------------
Shares redeemed         (402,520,081)      (185,377,812)    (1,502,358,489)      (679,918,852)
---------------------------------------------------------------------------------------------
Net increase             116,039,788        118,948,979    $   439,106,535    $   432,678,202
=============================================================================================

Class B
Shares sold              252,761,952        315,902,586    $   931,187,311    $ 1,159,077,903
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          26,889,604         25,381,823         91,466,838         82,271,405
---------------------------------------------------------------------------------------------
Shares converted
   to Class A             (9,358,491)        (8,521,989)       (34,148,405)       (30,944,166)
---------------------------------------------------------------------------------------------
Shares redeemed         (135,116,461)       (60,128,994)      (485,327,296)      (216,203,721)
---------------------------------------------------------------------------------------------
Net increase             135,176,604        272,633,426    $   503,178,448    $   994,201,421
=============================================================================================

Class C
Shares sold              124,294,263        118,343,783    $   458,133,872    $   434,581,429
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           7,742,587          5,905,999         26,425,253         19,162,910
---------------------------------------------------------------------------------------------
Shares redeemed          (68,407,621)       (35,284,710)      (245,520,287)      (127,778,856)
---------------------------------------------------------------------------------------------
Net increase              63,629,229         88,965,072    $   239,038,838    $   325,965,483
=============================================================================================

Advisor Class
Shares sold               40,665,871          8,361,148    $   155,973,468    $    31,420,736
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             771,894            880,164          2,734,123          2,915,175
---------------------------------------------------------------------------------------------
Shares redeemed           (6,667,310)        (5,138,358)       (24,775,821)       (18,406,836)
---------------------------------------------------------------------------------------------
Net increase              34,770,455          4,102,954    $   133,931,770    $    15,929,075
=============================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.

NOTE G

Subsequent Event

On December 7, 2000, the Fund's stockholders approved an amendment of the advisory fee payable by the Fund to Alliance Capital Management L.P., the Fund's Adviser. Effective December 7, 2000, the advisory fee will be .625 of 1% of the first $5 billion of the average daily net assets of the Fund, .60 of 1% of the excess over $5 billion up to $7.5 billion, .575 of 1% of the excess over $7.5 billion up to $10 billion and .55 of 1% of the excess over $10 billion.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ---------------------------------------------------------------------------
                                                              Class A
                                 ---------------------------------------------------------------------------
                                                       Year Ended October 31,
                                 ---------------------------------------------------------------------------
                                       2000             1999           1998            1997           1996
                                 ---------------------------------------------------------------------------
Net asset value,
   beginning of period .......       $ 3.70           $ 3.44         $ 3.48          $ 3.00          $ 2.71
                                 ---------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ........          .04(a)           .03(a)         .03(a)          .04(a)          .05
Net realized and unrealized
   gain on investment
   transactions ..............          .54              .62            .43             .87             .50
                                 ---------------------------------------------------------------------------
Net increase in net asset
   value from operations .....          .58              .65            .46             .91             .55
                                 ---------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........         (.04)            (.03)          (.04)           (.05)           (.05)
Distributions in excess of net
   investment income .........           -0-            (.01)            -0-             -0-             -0-
Distributions from net
   realized gains ............         (.17)            (.35)          (.46)           (.38)           (.21)
                                 ---------------------------------------------------------------------------
Total dividends and
   distributions .............         (.21)            (.39)          (.50)           (.43)           (.26)
                                 ---------------------------------------------------------------------------
Net asset value,
   end of period .............       $ 4.07           $ 3.70         $ 3.44          $ 3.48          $ 3.00
                                 ===========================================================================
Total Return
Total investment return based
   on net asset value(b) .....        16.76%           20.48%         14.70%          33.28%          21.51%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $2,128,381       $1,503,874       $988,965        $787,566        $553,151
Ratio of expenses to
   average net assets ........          .91%             .93%           .93%(c)         .92%(c)         .97%
Ratio of net investment
   income to average
   net assets ................          .96%             .87%           .96%           1.39%           1.73%
Portfolio turnover rate ......           53%              48%            89%             88%             88%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ---------------------------------------------------------------------------
                                                               Class B
                                 ---------------------------------------------------------------------------
                                                       Year Ended October 31,
                                 ---------------------------------------------------------------------------
                                       2000             1999           1998            1997           1996
                                 ---------------------------------------------------------------------------
Net asset value,
   beginning of period .......       $ 3.66          $  3.41         $ 3.45          $ 2.99          $ 2.69
                                 ---------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ........          .01(a)            -0-(a)        .01(a)          .02(a)          .03
Net realized and unrealized
   gain on investment
   transactions ..............          .54              .62            .43             .85             .51
                                 ---------------------------------------------------------------------------
Net increase in net asset
   value from operations .....          .55              .62            .44             .87             .54
                                 ---------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........         (.02)              -0-          (.02)           (.03)           (.03)
Distributions in excess of net
   investment income .........           -0-            (.02)            -0-             -0-             -0-
Distributions from net
   realized gains ............         (.17)            (.35)          (.46)           (.38)           (.21)
                                 ---------------------------------------------------------------------------
Total dividends and
   distributions .............         (.19)            (.37)          (.48)           (.41)           (.24)
                                 ---------------------------------------------------------------------------
Net asset value,
   end of period .............       $ 4.02          $  3.66         $ 3.41          $ 3.45          $ 2.99
                                 ===========================================================================
Total Return
Total investment return based
   on net asset value(b) .....        15.93%           19.56%         14.07%          31.83%          21.20%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $2,567,250       $1,842,045       $787,730        $456,399        $235,263
Ratio of expenses to
   average net assets ........         1.67%            1.70%          1.72%(c)        1.72%(c)        1.78%
Ratio of net investment
   income to average
   net assets ................          .20%             .09%           .17%            .56%            .91%
Portfolio turnover rate ......           53%              48%            89%             88%             88%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ----------------------------------------------------------------------
                                                          Class C
                                 ----------------------------------------------------------------------
                                                   Year Ended October 31,
                                 ----------------------------------------------------------------------
                                     2000           1999           1998            1997          1996
                                 ----------------------------------------------------------------------
Net asset value,
   beginning of period .......     $ 3.66         $ 3.41         $ 3.45          $ 2.99         $ 2.70
                                 ----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income ........        .01(a)          -0-(a)        .01(a)          .02(a)         .03
Net realized and unrealized
   gain on investment
   transactions ..............        .54            .62            .43             .85            .50
                                 ----------------------------------------------------------------------
Net increase in net asset
   value from operations .....        .55            .62            .44             .87            .53
                                 ----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........       (.02)            -0-          (.02)           (.03)          (.03)
Distributions in excess of net
   investment income .........         -0-          (.02)            -0-             -0-            -0-
Distributions from net
   realized gains ............       (.17)          (.35)          (.46)           (.38)          (.21)
                                 ----------------------------------------------------------------------
Total dividends and
   distributions .............       (.19)          (.37)          (.48)           (.41)          (.24)
Net asset value,
   end of period .............     $ 4.02         $ 3.66         $ 3.41          $ 3.45         $ 2.99
                                 ======================================================================
Total Return
Total investment return based
   on net asset value(b) .....      15.91%         19.56%         14.07%          31.83%         20.72%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $825,572       $518,185       $179,487        $106,526        $61,356
Ratio of expenses to
   average net assets ........       1.66%          1.69%          1.72%(c)        1.71%(c)       1.76%
Ratio of net investment
   income to average
   net assets ................        .21%           .11%           .18%            .58%           .93%
Portfolio turnover rate ......         53%            48%            89%             88%            88%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ----------------------------------------------------------------
                                                            Advisor Class
                                 ----------------------------------------------------------------
                                                                                      October 2,
                                                 Year Ended October 31,               1996(d) to
                                 --------------------------------------------------  October 31,
                                     2000          1999          1998          1997         1996
                                 ----------------------------------------------------------------
Net asset value,
   beginning of period .......    $  3.71        $ 3.44        $ 3.48        $ 3.00       $ 2.97
                                 ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income ........        .05(a)        .04(a)        .04(a)        .05(a)        -0-
Net realized and unrealized
   gain on investment
   transactions ..............        .54           .63           .43           .87          .03
                                 ----------------------------------------------------------------
Net increase in net asset
   value from operations .....        .59           .67           .47           .92          .03
                                 ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........       (.05)         (.04)         (.05)         (.06)          -0-
Distributions in excess of net
   investment income .........         -0-         (.01)           -0-           -0-          -0-
Distributions from net
   realized gains ............       (.17)         (.35)         (.46)         (.38)          -0-
                                 ----------------------------------------------------------------
Total dividends and
   distributions .............       (.22)         (.40)         (.51)         (.44)          -0-
                                 ----------------------------------------------------------------
Net asset value,
   end of period .............    $  4.08        $ 3.71        $ 3.44        $ 3.48       $ 3.00
                                 ================================================================
Total Return
Total investment return based
   on net asset value(b) .....      16.98%        21.03%        14.96%        33.61%        1.01%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........   $185,754       $39,739       $22,786        $3,207          $87
Ratio of expenses to
   average net assets ........        .65%          .68%          .76%(c)       .71%(c)      .37%(e)
Ratio of net investment
   income to average
   net assets ................       1.21%         1.12%         1.14%         1.42%        3.40%(e)
Portfolio turnover rate ......         53%           48%           89%           88%          88%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below, the net expense ratios were as follows:
                                                 Year Ended October 31,
                                                 ----------------------
                                                     1998      1997
                                                 ----------------------
      Class A...............                           .92%     .91%
      Class B...............                          1.71%    1.71%
      Class C...............                          1.71%    1.70%
      Advisor Class.........                           .75%     .70%
(d)   Commencement of distribution.
(e)   Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH & INCOME FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors
and Shareholders of
Alliance Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 8, 2000

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $149,988,524 of capital gain distributions during the fiscal year ended October 31, 2000, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 29

-------------------------------
RESULTS OF SHAREHOLDERS MEETING
-------------------------------

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

On December 7, 2000, the Fund's stockholders approved an amendment of the advisory fee payable by the Fund to Alliance Capital Management L.P., the Fund's Adviser. The number of voted shares are as follows:

                                                                           Voted
                                                                        Abstain/
                                               Voted         Voted     Authority
                                                 For       Against      Withheld
================================================================================
1. Approval of an amendment to
   the Fund's Investment Advisory
   Agreement:                            558,935,197   119,080,896   319,655,301


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH & INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)
One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

sector

A distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

Securities Exchange Commission (SEC)

The federal agency that regulates the United States' securities markets and mutual funds.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH & INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank Caruso, Vice President
Joel Swanson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800)-221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE GROWTH & INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE GROWTH & INCOME FUND

Alliance Growth and Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GTHAR1000